EXHIBIT 99.2
                                                                  ------------



BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009





DATE:                 June 23, 2006

TO:                   Countrywide Home Loans, Inc.
ATTENTION:            Mr. Jeff Staab
TELEPHONE:            1-818-225-3279
FACSIMILE:            1-818-225-4010        FAX:  1-818-225-4038

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

SUBJECT:              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:     FXNEC8436

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 2 of 12

      Type of Transaction:          Rate Cap

      Notional Amount:              With respect to any Calculation Period, the amount set
                                    forth for such period in the Schedule of Notional
                                    Amounts and Cap Rates attached hereto.

      Trade Date:                   June 22, 2006

      Effective Date:               June 29, 2006

      Termination Date:             March 25, 2008, subject to adjustment in accordance
                                    with the Business Day Convention

      Fixed Amount (Premium):

           Fixed Rate Payer:        Counterparty

           Fixed Rate Payer
           Payment Date:            June 29, 2006

           Fixed Amount:            USD 20,000

      Floating Amounts:

           Floating Rate Payer:     BSFP

           Cap Rate:                With respect to any Calculation Period, the rate set
                                    forth for such period in the Schedule of Notional
                                    Amounts and Cap Rates attached hereto.

           Floating Rate Payer
           Period End Dates:        The 25th calendar day of each month during the Term of
                                    this Transaction, commencing July 25, 2006 and ending
                                    on the Termination Date, subject to adjustment in
                                    accordance with the Business Day Convention.

           Floating Rate Payer
           Payment Dates:           Early Payment shall be applicable. One Business Day
                                    preceding each Floating Rate Payer Period End Date.

           Floating Rate Option:    USD-LIBOR-BBA, provided, however, that if the Floating
                                    Rate determined from such Floating Rate Option for any
                                    Calculation Period is greater than 9.00000% then the
                                    Floating Rate for such Calculation Period shall be
                                    deemed to be 9.00000%.


Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 3 of 12

           Designated Maturity:     One month

           Floating Rate Day
           Count Fraction:          Actual/360

           Reset Dates:             The first day of each Calculation Period.

           Compounding:             Inapplicable

      Business Days for payments:   New York

      Business Day Convention:      Modified Following

3.    Additional Provisions:        Each party hereto is hereby advised and acknowledges
                                    that the other party has engaged in (or refrained from
                                    engaging in) substantial financial transactions and
                                    has taken (or refrained from taking) other material
                                    actions in reliance upon the entry by the parties into
                                    the Transaction being entered into on the terms and
                                    conditions set forth herein and in the Confirmation
                                    relating to such Transaction, as applicable. This
                                    paragraph shall be deemed repeated on the trade date
                                    of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 4 of 12


(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i)   Market Quotation will apply.

     (ii)  The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

3) Tax Representations.  Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 5 of 12

Party required to deliver      Form/Document/               Date by which to
document                       Certificate                  be delivered
BSFP and                       Any document required or     Promptly after the earlier of (i)
the Counterparty               reasonably requested to      reasonable demand by either party or
                               allow the other party to     (ii) learning that such form or
                               make payments under this     document is required
                               Agreement without any
                               deduction or withholding
                               for or on the account of
                               any Tax or with such
                               deduction or withholding
                               at a reduced rate

(2)  Other documents to be delivered are:

Party required to    Form/Document/            Date by which to         Covered by Section 3(d)
deliver document     Certificate               be delivered             Representation
BSFP and             Any documents             Upon the execution       Yes
the Counterparty     required by the           and delivery of this
                     receiving party to        Agreement and such
                     evidence the              Confirmation
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any, for
                     it to execute and
                     deliver this
                     Agreement, any
                     Confirmation , and
                     any Credit Support
                     Documents to which it
                     is a party, and to
                     evidence the
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider to perform
                     its obligations under
                     this Agreement, such
                     Confirmation and/or
                     Credit Support
                     Document, as the case
                     may be


Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 6 of 12

Party required to    Form/Document/            Date by which to         Covered by Section 3(d)
deliver document     Certificate               be delivered             Representation
BSFP and             A certificate of an       Upon the execution       Yes
the Counterparty     authorized officer of     and delivery of this
                     the party, as to the      Agreement and such
                     incumbency and            Confirmation
                     authority of the
                     respective officers of
                     the party signing this
                     Agreement, any relevant
                     Credit Support
                     Document, or any
                     Confirmation, as the
                     case may be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

               Address:     383 Madison Avenue, New York, New York  10179
               Attention:   DPC Manager
               Facsimile:   (212) 272-5823

      with a copy to:

               Address:     One Metrotech Center North, Brooklyn, New York 11201
               Attention:   Derivative Operations - 7th Floor
               Facsimile:   (212) 272-1634

               (For all purposes)

      Address for notices or communications to the Counterparty:

               Address:     4500 Park Granada
                            Mail Stop CH-143
                            Calabasas, CA 91302
               Attention:   Mr. Jeff Staab
               Facsimile:   818-225-3898
               Phone:       818-225-3279

Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 7 of 12


(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                      BSFP appoints as its
                      Process Agent:               Not Applicable

                      The Counterparty appoints as its
                      Process Agent:               Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP:  Not Applicable

      The Counterparty:  Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 8 of 12


Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial.Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

    "(g)   Relationship Between Parties.

               Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

               (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 9 of 12


            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 6 of 12

5.    Account Details and
      Settlement Information:   Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 11 of 12

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:   _______________________________
      Name:
      Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:   _______________________________
      As authorized agent or officer for Countrywide Home Loans, Inc.
      Name:
      Title:





er

Reference Number: FXNEC8436
Countrywide Home Loans, Inc.
June 23, 2006
Page 12 of 12


                  SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES
         (all such dates subject to adjustment in accordance with the
                           Business Day Convention)

     From and including      To but excluding     Notional Amount     Cap Rate
     ------------------      ----------------     ---------------     --------
                                                       (USD)            (%)
                                                       -----            ---
       Effective Date           7/25/2006           191,470,000       8.05392
          7/25/2006             8/25/2006           189,575,473       6.75477
          8/25/2006             9/25/2006           186,416,932       6.75462
          9/25/2006             10/25/2006          182,050,697       6.97961
         10/25/2006             11/25/2006          176,471,683       6.75431
         11/25/2006             12/25/2006          169,680,715       6.97929
         12/25/2006             1/25/2007           161,684,729       6.75399
          1/25/2007             2/25/2007           152,498,200       6.75382
          2/25/2007             3/25/2007           142,140,902       7.47726
          3/25/2007             4/25/2007           130,639,836       6.75349
          4/25/2007             5/25/2007           118,233,749       6.97858
          5/25/2007             6/25/2007           105,805,301       6.75099
          6/25/2007             7/25/2007           93,601,433        6.93232
          7/25/2007             8/25/2007           81,952,344        6.69506
          8/25/2007             9/25/2007           70,597,579        6.69503
          9/25/2007             10/25/2007          59,456,689        6.91817
         10/25/2007             11/25/2007          48,525,677        6.69497
         11/25/2007             12/25/2007          37,800,620        6.91810
         12/25/2007             1/25/2008           27,277,669        6.69491
          1/25/2008             2/25/2008           16,953,044        6.69487
          2/25/2008          Termination Date        6,823,039        7.15655